U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                     FORM 8-K


                                   CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): March 27, 2009

                            5G WIRELESS COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Its Charter)

          Nevada                       0-30448                20-0420885
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)

409 North Pacific Coast Highway, Suite 799, Redondo Beach, California  90277
                 (Address of Principal Executive Offices)            (Zip Code)

       Registrant's telephone number, including area code: (949) 873-8071


           (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a) Effective on March 27, 2009, the Company entered into its first LLC Formation Agreement for a Solar Project to be deployed in the Czech Republic. The Agreement calls for the formation of a Nevada LLC which will operate as a subsidiary of the Company. The proposed solar project is to be located in Kajove, Czech Republic. The proposed project will require addition funding before it can be fully realized. A portion of the capitalization for this proposed project by the company is a condition stated in the LLC Formation Agreement.

(b) Effective on April 3, 2009, the Company entered into its first LLC Formation Agreement for a Solar Project to be deployed in the Czech Republic. The Agreement calls for the formation of a Nevada LLC which will operate as a subsidiary of the Company. The proposed solar project is to be located in Kaplice, Czech Republic. The proposed project will require addition funding before it can be fully realized. A portion of the capitalization for this proposed project by the company is a condition stated in the LLC Formation Agreement.

(c) Effective on April 20, 2009, the Company entered into a strategic alliance agreement with the German Solar Company Sunworx GmbH. The agreement states that the Company, under its new business model "Clean Energy and Power," and Sunworx are desirous to work together for the purpose of financing, engineering, installing and operating solar power projects in Europe to produce green electricity.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-K.

                             SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.


Dated: May 11, 2009                    By: /s/ Bo Linton
                                       Bo Linton, President

                                 EXHIBIT INDEX

Number                            Description

10.1   LLC Formation Agreement between the Company and Yury
       Rahubin, dated March 27, 2009 (filed herewith).

10.2   LLC Formation Agreement between the Company and Yury
       Rahubin, dated April 3, 2009 (filed herewith).

10.3   Strategic Alliance Agreement between the Company and
       Sunworx Projects International UG, dated April 20, 2009
       (filed herewith).

                                  EX-10.1
                          LLC FORMATION AGREEMENT

                          LLC FORMATION AGREEMENT

     THIS LLC FORMATION AGREEMENT (the "Agreement") is entered into as of March 27 2009 by and between 5G Wireless Communication, Inc. name change pending to "Clean Energy and Power Inc.," a Nevada corporation ("CEP") trading on the Pink Sheets, on the one hand, and Yury Rahubin ("YR"), the controlling party of the ASSETS of the SOLAR PARK, KAJOV, on the other hand.

                                  RECITALS

     WHEREAS, YR is the controlling owner of the ASSETS of the SOLAR PARK, KAJOV, hereafter, ("SPK") (ATTACHMENT A, signed by YR and CEP) held by the company SunWorx s.r.o, based out of Czech Republic in which YR is a managing partner.

     WHEREAS, CEP will form a Nevada LLC named ("Clean Energy and
Power Solar CZ1", hereafter CZ1)  with the ASSETS of SPK (ATTACHMENT A)

     WHEREAS, CEP proposed to fund equity for CZ1 in the amount of $550,000 and whereas CEP understands that this equity funding is necessary to be provided by May 15th, 2009 for which CEP is prepared to make a good faith effort to succeed on time

     NOW, THEREFORE, in consideration of the promises and respective mutual agreements, covenants, representations and warranties contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                              AGREEMENTS

     1. Purchase and Sale. At the Closing, subject to the terms and conditions contained in this Agreement, and on the basis of the representations, warranties and agreements herein contained, YR shall sell to CEP, and CEP shall purchase from YR, the assets of SPK and place the SPK assets into the newly formed CZ1.

     2. Purchase Price with Option. As consideration for the purchase of SPK, CEP shall issue to YR, as set forth in Exhibit A, a total of twelve million five hundred thousand (12,500,000) shares of CEP restricted common stock (the "CEP Shares").

     2.1. YR has the option to return the twelve million five hundred thousand (12,500,000) shares and receive 100% of the SPK assets exchanged with CEP before the six
           (6) month period ending September 29, 2009. All funds invested in CZ1 will be returned to CEP, or investors introduced by CEP, upon the completion of the share return.

     2.2.  The option to return the shares as described in
           section 2.1 is automatically rescinded if CZ1 receives the funding of $550,000 USD by CEP's efforts on or before the agreed date specified in section 2.1

     2.3. YR will be responsible to fund CZ1 $1,644,000 USD or more through 3rd party institutions based on market rate and conditions, in order to complete CZ1.

     2.4. In the event YR does not fund CZ1 as described in 2.3, YR agrees to return the shares listed in 2.1 to CEP.
           All funds invested in CZ1 will be returned to CEP upon the completion of the share return.

     2.5. At anytime within the 6-month option prior to the 100% complete funding of $550,000 by CEP for CZ1, YR has the right to cancel this agreement and reclaim the original assets listed in Attachment A. (subject to "a" or "b" below)

          a. In the event 2.5 is exercised, YR will replace the assets of SPK with the assets of a similar solar project. This replacement is subject to approval by CEP.

          b. Or, Energy Partners LLC must assign its original 50% ownership of CZ1 to CEP. The restricted shares of CEP listed in (2. Purchase Price and Option) will be cancelled. All funding raised by CEP, under this agreement, for CZ1 shall remain in CZ1 for future projects or returned to the original investors.

     3. Closing. The closing of the sale and purchase of SPK (the "Closing") shall take place on April 3, 2009 or at such other date, time and place as may be agreed upon in writing by the parties hereto, but not later than April 10, 2009 (the" Termination Date"). The date of the Closing is sometimes herein referred to as the "Closing Date."

     4.  LLC OWNERSHIP AND STRUCTURE

        4.1  50% - CEP
          50% - Energy Partners LLC

        4.2 As a subsidiary of CEP, CZ1 will use its revenues to pay project operations of CZ1, remaining profits will be split between CEP and YR respective to 4.1 and 4.2 ownership interests.

        4.3  Yuri Rahubin shall be President of CZ1.

        4.4 Upon execution of the Agreement, CEP will begin the funding of CZ1 with the cooperation of YR.

        4.5 In the event of a tie vote in any event related to CEP and YR Dennis Shen will cast the tie breaking vote.

     5. Representations and Warranties of YR. To induce CEP to enter into this Agreement and to consummate the transactions contemplated hereby, YR represents and warrants as of the date hereof and as of the Closing, as follows:

        5.1. Authorization. YR has the requisite power and authority to execute and deliver this Agreement and to perform the transactions hereunder. This Agreement, and all of the exhibits attached hereto, constitutes the legal, valid and binding obligation of YR.

        5.2. Books and Records. YR shall supply CEP accounting and agreements sufficient to prove the viability of the CZ1 project with a specific dollar amount necessary to begin the project.

        5.3 Legal Proceedings and Compliance with Law. There is no litigation that is pending or, to YR's knowledge, threatened against YR. To YR's knowledge, there has been no default under any laws applicable to YR, YR has not received any notices from any governmental entity regarding any alleged defaults under any laws, and there has been no default with respect to any court order applicable to YR.

        5.3. Corporate Status. CEP is a corporation duly organized, validly existing and in good standing under the Laws of the State of Nevada and is qualified to do business in any jurisdiction where it is required to be so qualified. The articles and bylaws of CEP that have been delivered to YR as of the date hereof are current, correct and complete.

        5.4 Authorization. CEP has the requisite power and authority to execute and deliver this Agreement and to perform the transactions hereunder. This Agreement, and all of the exhibits attached hereto, constitutes the legal, valid and binding obligation of CEP.

        5.5 Capitalization. The issued and outstanding capital stock of CEP consists of (122,629,871) shares of common stock, par value $.001.

        5.6 Books and Records. CEP keeps its books, records and accounts (including, without limitation, those kept for financial reporting purposes and for tax purposes) in accordance with GAP and in sufficient detail to reflect the transactions and dispositions of their assets, liabilities and equities. The minute books of CEP contain records of their Shareholders' and directors' meetings and of action taken by such Shareholders and directors. The meetings of directors and Shareholders referred to in such minute books were duly called and held, and the resolutions appearing in such minute books were duly adopted. The signatures appearing on all documents contained in such minute books are the true signatures of the persons purporting to have signed the same.

        5.7 Legal Proceedings and Compliance with Law. There is no litigation that is pending or, to CEP's knowledge, threatened against CEP. To CEP's knowledge, there has been no default under any laws applicable to CEP, CEP has not received any notices from any governmental entity regarding any alleged defaults under any laws, and there has been no default with respect to any court order applicable to CEP.

        5.8 Accuracy of Information. To CEP's knowledge, no representation or warranty by CEP made herein contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein not misleading in light of the circumstances under which such statements were made.

     6. Mutual Covenants. Without limiting any covenant, agreement, representation or warranty made, each of the parties covenants and agrees as follows:

        6.1 Fulfillment of Closing Conditions. At and prior to the Closing, each party shall use commercially reasonable efforts to fulfill, and to cause each other to fulfill, the conditions specified in this Agreement to the extent that the fulfillment of such conditions is within its or his control.

        6.2 Disclosure of Certain Matters. YR on the one hand, and CEP, on the other hand, shall give CEP and YR, respectively, prompt notice of any event or development that occurs that (a) had it existed or been known on the date hereof would have been required to be disclosed by such party under this Agreement,
             (b) would cause any of the representations and warranties of such party contained herein to be inaccurate or otherwise misleading, except as contemplated by the terms hereof, or (c) gives any such party any reason to believe that any of the conditions set forth in this Agreement will not be satisfied prior to the Termination Date.

        6.3 Confidentiality. If the transactions contemplated hereby are not consummated, each party shall treat all information obtained in its investigation of the other party or any affiliate thereof, and not otherwise known to them or already in the public domain, as confidential and shall not use or otherwise disclose such information to any third party and shall return to such other party or affiliate all copies made by it or its representatives of confidential information provided by such other party or affiliate.

     7. Conditions Precedent. This Agreement, and the transactions contemplated hereby, shall be subject to the following conditions precedent:

        7.1 The obligations of YR to deliver the assets of SPK and to satisfy their other obligations hereunder shall be subject to the fulfillment (or waiver by YR), at or prior to the Closing, of the following conditions, which CEP agrees to use its best efforts to cause to be fulfilled:

               A.  Representations and Warranties.  The
             representations and warranties of CEP contained in this Agreement shall be true and correct on the date hereof and (except to the extent such representations and warranties speak as of an earlier date) shall also be true and correct on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

               B. Agreements, Conditions and Covenants. CEP shall have performed or complied with all agreements, conditions and covenants required by this Agreement to be performed or complied with by it on or before the Closing Date.

              C. Legality. No Law or Court Order shall have been enacted, entered, promulgated or enforced by any court or governmental authority that is in effect and has the effect of making the transactions contemplated by this Agreement illegal or otherwise prohibiting the consummation of such purchase and sale.

              D.  The obligations of CEP to pay the Purchase
             Price and to satisfy their other obligations hereunder shall be subject to the fulfillment (or waiver by CEP), at or prior to the Closing, of the following conditions, which YR agrees to use its best efforts to cause to be fulfilled:

              E.  Representations and Warranties.  The
             representations and warranties of YR contained in this Agreement shall be true and correct on the date hereof and (except to the extent such representations and warranties speak as of an earlier date) shall also be true and correct on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date. The executed Agreement is not a guarantee of funding by CEP.

              F  Agreements, Conditions and Covenants.  YR
             shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by them on or before the Closing Date.

              G. Legality. No Law or Court Order shall have been enacted, entered, promulgated or enforced by any court or governmental authority that is in effect and has the effect of making the transactions contemplated by this Agreement illegal or otherwise prohibiting the consummation of such purchase and sale.

     8.  Termination.

     Notwithstanding anything to the contrary contained in this Agreement, this Agreement may be terminated and the transactions contemplated hereby may be abandoned prior to the Closing Date only by the mutual consent of all of the Parties. Following the Closing Date, in the event the Closing does occur within ten
(10) days of the Closing Date, this Agreement may be terminated by either Party upon delivery of written notice to the other Party.

     9.  General.

        9.1 Expenses. Except as otherwise specifically provided for herein, whether or not the transactions contemplated hereby are consummated, each of the parties hereto shall bear the cost of all fees and expenses relating to or arising from its compliance with the various provisions of this Agreement and such party's covenants to be performed hereunder, and except as otherwise specifically provided for herein, each of the Parties hereto agrees to pay all of its own expenses (including, without limitation, attorneys and accountants' fees and printing expenses) incurred in connection with this Agreement, the transactions contemplated hereby, the negotiations leading to the same and the preparations made for carrying the same into effect, and all such fees and expenses of the Parties hereto shall be paid prior to Closing.

        9.2 Notices. Any notice, request, instruction or other document required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other Party hereto shall be in writing and shall be delivered by facsimile or overnight courier to the following addresses:

             To YR:

             Yury Rahubin - Energy Partners LLC
             8500 Mt. Olympus Ave
             Vancouver, WA 98667
             (714) 747 7841
             yury@keyindustrial.net

             To CEP Inc.:

             Bo Linton
             5G Wireless Communications, Inc.
             409 N. PCH #799
             Redondo Beach, CA 90277
             (949) 873-8071 tel
             (310) 844-7800 fax

             The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. Notice shall be conclusively deemed given at the time of delivery if made during normal business hours, otherwise notice shall be deemed given on the next business day.

        9.3 Entire Agreement. This Agreement, together with the schedules and exhibits attached hereto, sets forth the entire agreement and understanding of the Parties with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any Party hereto which is not embodied in this Agreement, or the exhibits attached hereto or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no Party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

        9.4 Survival of Representations. All statements of fact (including financial statements) contained in the schedules, the exhibits, the certificates or any other instrument delivered by or on behalf of the Parties hereto, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by the respective Party hereunder. All representations, warranties, agreements, and covenants hereunder shall survive the Closing and remain effective regardless of any investigation or audit at any time made by or on behalf of the Parties or of any information a Party may have in respect thereto. Consummation of the transactions contemplated hereby shall not be deemed or construed to be a waiver of any right or remedy possessed by any Party hereto, notwithstanding that such Party knew or should have known at the time of Closing that such right or remedy existed.

        9.5 Incorporated by Reference. All documents (including, without limitation, all financial statements) delivered as part hereof or incident hereto are incorporated as a part of this Agreement by reference.

        9.6 Remedies Cumulative. No remedy herein conferred upon any Party is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

        9.7 Execution of Additional Documents. Each Party hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

     10. Finders' and Related Fees. Each of the Parties hereto is responsible for, and shall indemnify the other against, any claim by any third party to a fee, commission, bonus or other remuneration arising by reason of any services alleged to have been rendered to or at the instance of said Party to this Agreement with respect to this Agreement or to any of the transactions contemplated hereby.

     11. Governing Law. This Agreement has been negotiated and executed in the State of California and shall be construed and enforced in accordance with the laws of such state.

     12. Forum. Each of the Parties hereto agrees that any action or suit which may be brought by any Party hereto against any other Party hereto in connection with this Agreement or the transactions contemplated hereby may be brought only in a federal or state court in Orange County, California.

     13. Attorneys' Fees. Except as otherwise provided herein, if a dispute should arise between the Parties including, but not limited to arbitration, the prevailing Party shall be reimbursed by the non-prevailing Party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees exclusive of such amount of attorneys' fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.

     14. Binding Effect and Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective heirs, executors, administrators, legal representatives and assigns.

     15. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     16. Indemnification CEP agrees to indemnify, hold harmless, reimburse and defend YR and its agents against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon YR or any such person which results, arises out of or is based upon (i) any material misrepresentation by CEP or breach of any warranty, covenant, of agreement by CEP in this Agreement; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by CEP of any covenant or undertaking to be performed by CEP hereunder, or any other agreement entered into by CEP and YR relating hereto.

     YR agrees to indemnify, hold harmless, reimburse and defend CEP and each of its officers, directors, agents, affiliates, and control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon CEP or any such person which results, arises out of or is based upon (i) any material misrepresentation by YR or breach of any warranty, covenant, of agreement by YR in this Agreement; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by YR of any covenant or undertaking to be performed by YR hereunder, or or any other agreement entered into by YR and CEP.

     Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section and shall only relieve it from any liability which it may have to such indemnified party under this Section, except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written hereinabove.

"YR"                                   "CEP"


An individual owning and               5G Wireless Communication, Inc.
controlling the assets of SPK          a Nevada corporation
"Clean Energy and Power, Inc."


/s/  Yury Rahubin                      /s/  Bo Linton
By:  Yury Rahubin                      By:  Bo Linton
Its:  President                        Its:  President
Date: March 27, 2009                   Date: March 27, 2009

                              EX-10.2
                     LLC FORMATION AGREEMENT

                     LLC FORMATION AGREEMENT

     THIS LLC FORMATION AGREEMENT (the "Agreement") is entered into as of April 3, 2009 by and between 5G Wireless Communication, Inc. name change pending to "Clean Energy and Power Inc.," a Nevada corporation ("CEP") trading on the Pink Sheets, on the one hand, and Yury Rahubin ("YR"), the controlling party of the ASSETS of the SOLAR PARK, KAPLICE, on the other hand.

                                RECITALS

     WHEREAS, YR is the controlling owner of the ASSETS of the SOLAR PARK, KAPLICE, hereafter, ("SPK") (ATTACHMENT A, signed by YR and
CEP) held by the company SunWorx s.r.o, based out of Czech Republic in which YR is a managing partner.

     WHEREAS, CEP will form a Nevada LLC named ("Clean Energy and
Power Solar CZ2", hereafter CZ2)  with the ASSETS of SPK (ATTACHMENT A)

     WHEREAS, CEP proposed to fund equity for CZ2 in the amount of $2,300,000 and whereas CEP understands that this equity funding is necessary to be provided by May 20th, 2009 for which CEP is prepared to make a good faith effort to succeed on time

     NOW, THEREFORE, in consideration of the promises and respective mutual agreements, covenants, representations and warranties contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                             AGREEMENTS

     1. Purchase and Sale. At the Closing, subject to the terms and conditions contained in this Agreement, and on the basis of the representations, warranties and agreements herein contained, YR shall sell to CEP, and CEP shall purchase from YR, the assets of SPK and place the SPK assets into the newly formed CZ2.

     2. Purchase Price with Option. As consideration for the purchase of SPK, CEP shall issue to YR, as set forth in Exhibit A, a total of twelve million five hundred thousand (12,500,000) shares of CEP restricted common stock (the "CEP Shares").

        2.1 YR has the option to return the twelve million five hundred thousand (12,500,000) shares and receive 100% of the SPK assets exchanged with CEP before the six
             (6) month period ending October 3,, 2009. All funds invested in CZ2 will be returned to CEP, or investors introduced by CEP, upon the completion of the share return.

        2.2  The option to return the shares as described in
             section 2.1 is automatically rescinded if CZ2 receives the funding of $2,300,000 USD by CEP's efforts on or before the agreed date specified in section 2.1

        2.3 YR will be responsible to fund CZ2 $6,900,000 USD or more through 3rd party institutions based on market rate and conditions, in order to complete CZ2.

        2.4 In the event YR does not fund CZ2 as described in 2.3, YR agrees to return the shares listed in 2.1 to CEP.
             All funds invested in CZ2 will be returned to CEP upon the completion of the share return.

        2.5 At anytime within the 6-month option prior to the 100% complete funding of $2,300,000 by CEP for CZ2, YR and CEP has the right to cancel this agreement and the original assets listed in Attachment A. (subject to "a" or "b" below) will return to YR.

               a. In the event 2.5 is exercised, YR will replace the assets of SPK with the assets of a similar solar project. This replacement is subject to approval by CEP.

               B Or, Energy Partners LLC must assign its original 50% ownership of CZ2 to CEP. The restricted shares of CEP listed in (2. Purchase Price and Option) will be cancelled. All funding raised by CEP, under this agreement, for CZ2 shall remain in CZ2 for future projects or returned to the original investors.

     3. Closing. The closing of the sale and purchase of SPK (the "Closing") shall take place on April 3, 2009 or at such other date, time and place as may be agreed upon in writing by the parties hereto, but not later than April 15, 2009 (the" Termination Date"). The date of the Closing is sometimes herein referred to as the "Closing Date."

     4.  LLC OWNERSHIP AND STRUCTURE

        4.1  50% - CEP
             50% - Energy Partners LLC

        4.2 As a subsidiary of CEP, CZ2 will use its revenues to pay project operations of CZ2, remaining profits will be split between CEP and YR respective to 4.1 and 4.2 ownership interests.

        4.3  Yuri Rahubin shall be President of CZ2.

        4.4 Upon execution of the Agreement, CEP will begin the funding of CZ2 with the cooperation of YR.

        4.5 In the event of a tie vote in any event related to CEP and YR Dennis Shen will cast the tie breaking vote.

     5. Representations and Warranties of YR. To induce CEP to enter into this Agreement and to consummate the transactions contemplated hereby, YR represents and warrants as of the date hereof and as of the Closing, as follows:

        5.1 Authorization. YR has the requisite power and authority to execute and deliver this Agreement and to perform the transactions hereunder. This Agreement, and all of the exhibits attached hereto, constitutes the legal, valid and binding obligation of YR.

        5.2 Books and Records. YR shall supply CEP accounting and agreements sufficient to prove the viability of the CZ1 project with a specific dollar amount necessary to begin the project.

        5.3 Legal Proceedings and Compliance with Law. There is no litigation that is pending or, to YR's knowledge, threatened against YR. To YR's knowledge, there has been no default under any laws applicable to YR, YR has not received any notices from any governmental entity regarding any alleged defaults under any laws, and there has been no default with respect to any court order applicable to YR.

        5.4 Corporate Status. CEP is a corporation duly organized, validly existing and in good standing under the Laws of the State of Nevada and is qualified to do business in any jurisdiction where it is required to be so qualified. The articles and bylaws of CEP that have been delivered to YR as of the date hereof are current, correct and complete.

        5.5 Authorization. CEP has the requisite power and authority to execute and deliver this Agreement and to perform the transactions hereunder. This Agreement, and all of the exhibits attached hereto, constitutes the legal, valid and binding obligation of CEP.

        5.6 Capitalization. The issued and outstanding capital stock of CEP consists of (122,629,871) shares of common stock, par value $.001.

        5.7 Books and Records. CEP keeps its books, records and accounts (including, without limitation, those kept for financial reporting purposes and for tax purposes) in accordance with GAP and in sufficient detail to reflect the transactions and dispositions of their assets, liabilities and equities. The minute books of CEP contain records of their Shareholders' and directors' meetings and of action taken by such Shareholders and directors. The meetings of directors and Shareholders referred to in such minute books were duly called and held, and the resolutions appearing in such minute books were duly adopted. The signatures appearing on all documents contained in such minute books are the true signatures of the persons purporting to have signed the same.

        5.8 Legal Proceedings and Compliance with Law. There is no litigation that is pending or, to CEP's knowledge, threatened against CEP. To CEP's knowledge, there has been no default under any laws applicable to CEP, CEP has not received any notices from any governmental entity regarding any alleged defaults under any laws, and there has been no default with respect to any court order applicable to CEP.

        5.9 Accuracy of Information. To CEP's knowledge, no representation or warranty by CEP made herein contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein not misleading in light of the circumstances under which such statements were made.

     6. Mutual Covenants. Without limiting any covenant, agreement, representation or warranty made, each of the parties covenants and agrees as follows:

        6.1 Fulfillment of Closing Conditions. At and prior to the Closing, each party shall use commercially reasonable efforts to fulfill, and to cause each other to fulfill, the conditions specified in this Agreement to the extent that the fulfillment of such conditions is within its or his control.

        6.2 Disclosure of Certain Matters. YR on the one hand, and CEP, on the other hand, shall give CEP and YR, respectively, prompt notice of any event or development that occurs that (a) had it existed or been known on the date hereof would have been required to be disclosed by such party under this Agreement,
             (b) would cause any of the representations and warranties of such party contained herein to be inaccurate or otherwise misleading, except as contemplated by the terms hereof, or (c) gives any such party any reason to believe that any of the conditions set forth in this Agreement will not be satisfied prior to the Termination Date.

        6.3 Confidentiality. If the transactions contemplated hereby are not consummated, each party shall treat all information obtained in its investigation of the other party or any affiliate thereof, and not otherwise known to them or already in the public domain, as confidential and shall not use or otherwise disclose such information to any third party and shall return to such other party or affiliate all copies made by it or its representatives of confidential information provided by such other party or affiliate.

     7. Conditions Precedent. This Agreement, and the transactions contemplated hereby, shall be subject to the following conditions precedent:

        7.1 The obligations of YR to deliver the assets of SPK and to satisfy their other obligations hereunder shall be subject to the fulfillment (or waiver by YR), at or prior to the Closing, of the following conditions, which CEP agrees to use its best efforts to cause to be fulfilled:

               A.  Representations and Warranties.  The
             representations and warranties of CEP contained in this Agreement shall be true and correct on the date hereof and (except to the extent such representations and warranties speak as of an earlier date) shall also be true and correct on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

              B. Agreements, Conditions and Covenants. CEP shall have performed or complied with all agreements, conditions and covenants required by this Agreement to be performed or complied with by it on or before the Closing Date.

              C. Legality. No Law or Court Order shall have been enacted, entered, promulgated or enforced by any court or governmental authority that is in effect and has the effect of making the transactions contemplated by this Agreement illegal or otherwise prohibiting the consummation of such purchase and sale.

              D.  The obligations of CEP to pay the Purchase
             Price and to satisfy their other obligations hereunder shall be subject to the fulfillment (or waiver by CEP), at or prior to the Closing, of the following conditions, which YR agrees to use its best efforts to cause to be fulfilled:

              E.  Representations and Warranties.  The
             representations and warranties of YR contained in this Agreement shall be true and correct on the date hereof and (except to the extent such representations and warranties speak as of an earlier date) shall also be true and correct on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date. The executed Agreement is not a guarantee of funding by CEP.

              F. Agreements, Conditions and Covenants. YR shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by them on or before the Closing Date.

              G. Legality. No Law or Court Order shall have been enacted, entered, promulgated or enforced by any court or governmental authority that is in effect and has the effect of making the transactions contemplated by this Agreement illegal or otherwise prohibiting the consummation of such purchase and sale.

     8.  Termination.

     Notwithstanding anything to the contrary contained in this Agreement, this Agreement may be terminated and the transactions contemplated hereby may be abandoned prior to the Closing Date only by the mutual consent of all of the Parties. Following the Closing Date, in the event the Closing does occur within ten
(10) days of the Closing Date, this Agreement may be terminated by either Party upon delivery of written notice to the other Party.

     9.  General.

        9.1 Expenses. Except as otherwise specifically provided for herein, whether or not the transactions contemplated hereby are consummated, each of the parties hereto shall bear the cost of all fees and expenses relating to or arising from its compliance with the various provisions of this Agreement and such party's covenants to be performed hereunder, and except as otherwise specifically provided for herein, each of the Parties hereto agrees to pay all of its own expenses (including, without limitation, attorneys and accountants' fees and printing expenses) incurred in connection with this Agreement, the transactions contemplated hereby, the negotiations leading to the same and the preparations made for carrying the same into effect, and all such fees and expenses of the Parties hereto shall be paid prior to Closing.

        9.2 Notices. Any notice, request, instruction or other document required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other Party hereto shall be in writing and shall be delivered by facsimile or overnight courier to the following addresses:

To YR:
Yury Rahubin
Energy Partners LLC
8500 Mt. Olympus Ave
Vancouver, WA 98667
(714) 747 7841
yury@keyindustrial.net

To CEP Inc.:

Bo Linton
5G Wireless Communications, Inc.
409 N. PCH #799
Redondo Beach, CA 90277
(949) 873-8071 tel
(310) 844-7800 fax

     The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. Notice shall be conclusively deemed given at the time of delivery if made during normal business hours, otherwise notice shall be deemed given on the next business day.

        9.3 Entire Agreement. This Agreement, together with the schedules and exhibits attached hereto, sets forth the entire agreement and understanding of the Parties with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof.
             No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any Party hereto which is not embodied in this Agreement, or the exhibits attached hereto or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no Party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

        9.4 Survival of Representations. All statements of fact (including financial statements) contained in the schedules, the exhibits, the certificates or any other instrument delivered by or on behalf of the Parties hereto, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by the respective Party hereunder. All representations, warranties, agreements, and covenants hereunder shall survive the Closing and remain effective regardless of any investigation or audit at any time made by or on behalf of the Parties or of any information a Party may have in respect thereto. Consummation of the transactions contemplated hereby shall not be deemed or construed to be a waiver of any right or remedy possessed by any Party hereto, notwithstanding that such Party knew or should have known at the time of Closing that such right or remedy existed.

        9.5 Incorporated by Reference. All documents (including, without limitation, all financial statements) delivered as part hereof or incident hereto are incorporated as a part of this Agreement by reference.

        9.6 Remedies Cumulative. No remedy herein conferred upon any Party is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

        9.7 Execution of Additional Documents. Each Party hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

     10. Finders' and Related Fees. Each of the Parties hereto is responsible for, and shall indemnify the other against, any claim by any third party to a fee, commission, bonus or other remuneration arising by reason of any services alleged to have been rendered to or at the instance of said Party to this Agreement with respect to this Agreement or to any of the transactions contemplated hereby.

     11. Governing Law. This Agreement has been negotiated and executed in the State of California and shall be construed and enforced in accordance with the laws of such state.

     12. Forum. Each of the Parties hereto agrees that any action or suit which may be brought by any Party hereto against any other Party hereto in connection with this Agreement or the transactions contemplated hereby may be brought only in a federal or state court in Orange County, California.

     13. Attorneys' Fees. Except as otherwise provided herein, if a dispute should arise between the Parties including, but not limited to arbitration, the prevailing Party shall be reimbursed by the non-prevailing Party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees exclusive of such amount of attorneys' fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.

     14. Binding Effect and Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective heirs, executors, administrators, legal representatives and assigns.

     15. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     16. Indemnification CEP agrees to indemnify, hold harmless, reimburse and defend YR and its agents against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon YR or any such person which results, arises out of or is based upon (i) any material misrepresentation by CEP or breach of any warranty, covenant, of agreement by CEP in this Agreement; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by CEP of any covenant or undertaking to be performed by CEP hereunder, or any other agreement entered into by CEP and YR relating hereto.

     YR agrees to indemnify, hold harmless, reimburse and defend CEP and each of its officers, directors, agents, affiliates, and control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon CEP or any such person which results, arises out of or is based upon (i) any material misrepresentation by YR or breach of any warranty, covenant, of agreement by YR in this Agreement; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by YR of any covenant or undertaking to be performed by YR hereunder, or or any other agreement entered into by YR and CEP.

     Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section and shall only relieve it from any liability which it may have to such indemnified party under this Section, except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written hereinabove.


"YR"                                   "CEP"


An individual owning and               "Clean Energy and Power, Inc."
controlling the assets of SPK          5G Wireless Communication, Inc.
                                       a Nevada corporation



/s/  Yury Rahubin                      /s/  Bo Linton
By:  Yury Rahubin                      By:  Bo Linton
Its:  President                        Its:  President
Date: April 3, 2009                    Date: April 3, 2009

                              EX-10.3
                   STRATEGIC ALLIANCE AGREEMENT

                   STRATEGIC ALLIANCE AGREEMENT

This Strategic Alliance Agreement ("SAA") is entered into by and between 5G Wireless Communications, Inc. (Name Change pending to
"Clean Energy and Power" ("CEP") and Sunworx Projects International UG ("SUN") on this 20th day of April, 2009.

1.  Recitals

     Whereas, CEP is a corporation organized and existing under the law of the State of Nevada with its principle place of business in the state of California.

     Whereas SUN is a German, limited liable, company.

     Whereas CEP and SUN are desirous to work together for the purpose of financing, engineering, installing and operating solar power projects in Europe to produce green electricity.

     Whereas the solar power projects may reach a volume of up to 20 mln USD per year.

2.  Responsibilities for a Strategic Alliance

     a)  CEP will provide project financing for European Markets.

     b)  SUN will provide ECPM for solar power projects

3.  Scope of Alliance

     a) Focused on incentive driven European solar markets in Italy, Czech Republic, Germany, and Spain

     b)  Expanding into US market

4.  This is a NON-EXCLUSIVE Agreement.

5.  Website Links and Image Authorization.

CEP and SUN authorize each other to be named as a "Partner" on each others website with a corporate logo linking to its website.

CEP and SUN have the right to withdraw from this agreement at any time. The other party has to delete all or partially logos, references or links from its website on written demand not later than 3 days after receiving this demand by e-mail and/or fax.


DATED: April 19, 2009                  5G Wireless Communications, Inc.



                                       By: /s/  Bo Linton
                                       Bo Linton, CEO


DATED: April 24, 2009                  Sunworx Projects International UG



                                       By: /s/  Willi Wohlfart
                                       Willi Wohlfart, President